SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report - July 9, 2001
                                          ---------------
                        (Date of earliest event reported)


                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
         --------                      -------              ----------
  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



    Registrant's telephone number, including area code     (215) 784-4530
                                                           --------------


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

      On July 9, 2001, Quad Systems Corporation ("Quad") completed the sale of its business and substantially all of its U.S. assets other than accounts receivable, including the Quad name, to Tyco Electronics Corporation, a Pennsylvania corporation and a subsidiary of Tyco International Ltd., ("Tyco") on the terms described below. In, On July 11, 2001, Quad also completed the sale of the business and assets of Quad's U.K. subsidiary to an affiliate of Tyco.

      The total purchase price for the sale of the U.S. assets was approximately $5.2 million, subject to post-closing adjustment in certain circumstances based on the value of the assets transferred, plus the assumption of certain liabilities. The purchase price was paid in cash at closing, net of a hold-back of $1,250,000 to secure any such post-closing adjustment and certain continuing warranty obligations of Quad in connection with the sale of Quad's assets and its U.K. subsidiary. The Quad U.K. subsidiary was sold for approximately (U.S.) $550,000, plus the assumption of certain liabilities. The prices in each transaction were determined through arms-length negotiations among the parties.

      Neither Registrant, nor any of its affiliates, directors and officers, nor any associate of any such director or officer has any material relationship with Tyco or either of the purchasers.

      The description of the transactions is qualified in its entirety by reference to a copy of the Asset Purchase Agreement filed as Exhibit 2.1 and the Sale and Purchase Agreement filed as Exhibit 2.2 to this Form 8-K.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

      (c) Exhibits

          2.1 Asset Purchase Agreement between Registrant and Tyco Electronics Corporation

          2.2 Sale and Purchase Agreement between Quad Europe Limited and Tyco Electronics U.K. Limited

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     QUAD SYSTEMS CORPORATION


    Dated:  July 23, 2001            By    /s/ Anthony R. Drury
                                         ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

                            QUAD SYSTEMS CORPORATION

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX
                                  -------------

 Exhibit
   No.         Exhibit
 ------        -------

   2.1 Asset Purchase Agreement between Registrant and Tyco Electronics Corporation

   2.2 Sale and Purchase Agreement between Quad Europe Limited and Tyco Electronics U.K. Limited